UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	May 28, 2014

The First Bancshares, Inc.
(Exact name of registrant as specified in its charter)
Mississippi	33-94288	64-0862173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6480 U.S. Hwy 98 West, Hattiesburg, MS		39402
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(601) 268-8998
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.  On May 22, 2014, the Company held its regular Annual Shareholders’ Meeting.  Three items were voted on at the meeting.  As of the record date, there were 5,146,985 shares entitled to vote, of which 3,336,853 shares, or 64.8%, were voted in person or by proxy at the Annual meeting.  Results are set forth below:

Item 1. Election of Directors

The shareholders elected three directors to serve three year terms expiring at the 2017 Annual Meeting as summarized below:

		Votes	Broker Non-
Directors Elected	Votes For	Withheld	Votes

Class I (three year term)

Gregory H. Mitchell	2,672,770	9,158	654,925
Ted E. Parker	2,673,134	8,794	654,925
J. Douglas Seidenburg	2,673,134	8,794	654,925

Item 2. Approval of Appointment of T. E. Lott & Company as Independent Public Accountants

	Votes
Votes For	Against	Abstained

3,336,461	0	392

Item 3. Advisory Vote on Executive Compensation

	Votes
Votes For	Against	Abstained	Broker Non-Votes

2,666,055	6,392	9,481	654,925

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The First Bancshares, Inc.
(Registrant)

Date: May 28, 2014	By:	/s/ Dee Dee Lowery
Name: Dee Dee Lowery
Title: EVP and CFO